UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 19, 2006

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                          TAL INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                333-126317               20-1796526
 (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)

                             100 Manhattanville Road
                          Purchase, New York 10577-2135
          (Address of Principal Executive Offices, including Zip Code)

                            Telephone: (914) 251-9000
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

On December 19, 2006, TAL International Group, Inc. issued a press release announcing a $0.30 per share cash dividend on its issued and outstanding common stock payable on March 9, 2007 to shareholders of record as of the close of business on February 23, 2007. A copy of the press release is furnished with this report as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

       99.1 Press release issued by TAL International Group, Inc. dated December 19, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TAL International Group, Inc.

Dated: December 19, 2006                   By: /s/ Chand Khan
                                               ---------------------------
                                               Name: Chand Khan
                                               Title: Vice President and CFO



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                                INDEX TO EXHIBITS


EXHIBIT                                DESCRIPTION
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99.1         Press Release issued by TAL International Group, Inc. on December
             19, 2006 announcing dividend.